UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2018

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On December 13, 2018, Youngevity International, Inc. (the “Company”) closed the second tranche (the “Second Closing”) of the private offering (the “Offering”) of its common stock, par value $0.001 per share (the “Common Stock”), with investors that acquired securities in its private placement consummated in August, September and October 2018. Pursuant to the terms of the securities purchase agreement (“Purchase Agreement”) that the Company had entered into with each investor, in addition to the 315,264 shares of Common Stock purchased by the investors in August, September and October 2018 Stock at a price of $4.75 per share, the investors agreed to purchase from the Company an additional 315,262 shares of Common Stock at a price of $4.75 per share on or before the date that is three days from the effectiveness of the registration statement filed by the Company with the Securities Exchange Commission relating to the Offering(the “Second Closing Date”). The Purchase Agreement also provided that on the Second Closing Date the Company will issue to the investors an aggregate of 75,000 shares of Common Stock issued as an advisory fee, in addition to the 75,000 shares of Common Stock issued as an advisory fee in August, September and October 2018. On December 10, 2018, the registration statement was declared effective by the Securities and Exchange Commission. At the Second Closing, the Company sold 315,262 shares of Common Stock at an offering price of $4.75 per share and issued 75,000 shares of Common Stock as advisory fee.

Pursuant to each Purchase Agreement, the Company had issued the investors three-year warrants (the “Warrants”) to purchase an aggregate of 630,526 shares of Common Stock at an exercise price of $4.75, of which 315,264 shares were exercisable upon issuance and the remaining 315,262 shares are exercisable at any time after the Second Closing Date. The Warrants contain certain anti-dilution provisions that apply in connection with a sale of Common Stock by the Company at a price of below $4.75 per share, stock split, stock dividend, stock combination, recapitalization of the Company.

Each Purchase Agreement provides that in the event that the average of the 15 lowest closing prices for the Company’s Common Stock during the period beginning on August 31, 2018 (the “Effective Date”) and ending on the date 90 days from the effective date of the Registration Statement (the “Subsequent Pricing Period”) is less than $4.75 per share, then the Company will issue to the investors additional shares of its Common Stock (the “True-up Shares”) within three days from the expiration of the Subsequent Pricing Period, according to the following formula: X= [Purchase Price Paid- (A*B)]/B, where:

X= number of True-up Shares to be issued
A= the number of purchased shares acquired by investor
B= the True-up Price

Notwithstanding the foregoing, in no event may the aggregate number of shares issued by the Company, including shares of common stock issued, shares of common stock underlying the Warrants, the shares of common stock issued as advisory shares and True-up Shares exceed 2.9% of the Company’s issued and outstanding Common Stock as of the Effective Date for each $1,000,000 invested in the Company.

The cash proceeds received by the Company from the Second Closing of the Offering was $1,497,494. No commissions or other offering expenses were paid.

The foregoing description of the terms of the Warrant and Purchase Agreement do not purport to be complete and is subject to, and are qualified in their entirety by reference to the provisions of such agreements, the forms of which are filed as Exhibits 4.1 and 10.1., respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The provisions of the Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

In addition, on December 13, 2018, the Company’s wholly owned subsidiary, CLR Roasters, LLC, a Florida limited liability company (“CLR”), entered into a Credit Agreement with Carl Grover (the “Credit Agreement”) pursuant to which it borrowed $5,000,000 from Mr. Grover and in exchange issued to him a $5,000,000 credit note (“Credit Note”) secured by its green coffee inventory under a Security Agreement, dated December 13, 2018 (the “Security Agreement”), with Mr. Grover and CLR’s subsidiary, Siles Family Plantation Group S.A. (“Siles”), as guarantor, and Siles executed a separate Guaranty Agreement (“Guaranty”). In addition, Stephan Wallach and Michelle Wallach, pledged 1,500,000 shares of the Company’s Common Stock held by them to secure the Credit Note under a Security Agreement, dated December 13, 2018 (the “Wallach Security Agreement”) with Mr. Grover. In connection with the Credit Agreement, the Company issued to Mr. Grover a four-year warrant to purchase 250,000 shares of its Common Stock, exercisable at $6.82 per share (“Warrant 1”), and four-year warrant to purchase 250,000 shares of its Common Stock, exercisable at $7.82 per share (“Warrant 2”), pursuant to a Warrant Purchase Agreement, dated December 13, 2018 (the ‘Warrant Purchase Agreement”), with Mr. Grover. The Company also entered into an Advisory Agreement (“Advisory Agreement”) with Ascendant Alternative Strategies, LLC (“Ascendant”) in connection with the Credit Agreement, pursuant to which it agreed to pay to Ascendant a 3% fee on the transaction with Mr. Grover and issued to Ascendant a four-year warrant to purchase 50,000 shares of its Common Stock, exercisable at the closing price of the Common Stock on December 13, 2018 (the “Ascendant Warrant”).

The foregoing description of the terms of Warrant 1, Warrant 2, the Ascendant Warrant, the Credit Agreement, the Security Agreement, Guaranty, the Wallach Security Agreement, the Warrant Purchase Agreement and Advisory Agreement do not purport to be complete and is subject to, and are qualified in their entirety by reference to the provisions of such agreements, the forms of which are filed as Exhibits 4.2, 4.3, 4.4, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The provisions of the Credit Agreement and Security Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Item 3.02. Unregistered Sales of Equity Securities.

The information regarding the shares of the Company’s Common Stock, Warrants, Warrant 1, Warrant 2 and the Ascendant Warrant set forth under Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02. The Company issued to the investors the shares of the Common Stock and the Warrants and issued to Mr. Grover and Ascendant, respectively, Warrant 1, Warrant 2 and the Ascendant Warrant, in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration for private placements based in part on the representations made by the investors, including the representations with respect to Investor’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and Investor’s investment intent.

Between December 13, 2018 and December 18, 2018, the Company issued an aggregate of 1,242,394 shares of common stock to 35 holders of the Company’s Series C Convertible Preferred Stock upon conversion of 621,197 shares of Series C Convertible Preferred Stock pursuant to the terms of the Series C Convertible Preferred Stock and a warrant (the “Series C Warrant”) to each holder to purchase an aggregate of 1,242,394 shares of common stock pursuant to the terms of the Securities Purchase Agreement ( the “Series C SPA”) that the holders had entered into with the Company when they acquired the Series C Convertible Preferred Stock. In addition, the Company issued Series C Preferred Warrants to purchase an aggregate of 101, 937 shares of common stock to the placement agents for the Series C Convertible Preferred Stock pursuant to the terms of their placement agent agreement for the offering which provides that the Series C Preferred Warrants are to be issued to the placement agents to purchase such number of shares of common stock as is equal to ten percent of the number of shares of common stock underlying the Series C Preferred Warrants issued to the investors introduced to the Company by them in the offering, if and when the warrants are issued to the investors.. The Company issued to the investors and placement agents the Series C Warrants in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration for private placements based in part on the representations made by the investors in the Series C SPA. The Company issued the common stock upon conversion of the Series C Preferred Stock in reliance upon Section 3(a)(9) of the Securities Act as the issuance was made to an existing security holder, there was no additional consideration paid for the common stock and no commission or other remuneration was paid.  The foregoing description of the terms of the Series C Convertible Preferred Stock, the Certificate of Designation of Powers, Preferences and Rights of Series C Convertible Preferred Stock, the Series C Warrant and Series C SPA do not purport to be complete and is subject to, and are qualified in their entirety by reference to the provisions of such agreements, the forms of which are filed as Exhibits 3.1, 4.5 and 10.8, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The provisions of the Series C SPA, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
3.1
Certificate of Designation of Powers, Preferences and Rights of Series C Convertible Preferred Stock (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900).

4.1	Form of Warrant (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on September 7, 2018 (File No. 000-54900)
4.2	Warrant, dated December 13, 2018, issued to Carl Grover
4.3	Warrant, dated December 13, 2018, issued to Carl Grover
4.4	Warrant, dated December 13, 2018, issued to Ascendant Alternative Strategies, LLC
4.5	Form of Warrant Agreement (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900)
10.1
Form of Securities Purchase Agreement between Youngevity International, Inc. and Investor (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on September 7, 2018 (File No. 000-54900)

10.2	Credit Agreement, dated December 13, 2018, by and among CLR Roasters, LLC, Siles Family Plantation Group, S.A. and Carl Grover.
10.3	Security Agreement, dated December 13, 2018, by and among CLR Roasters, LLC, Siles Family Plantation Group, S.A. and Carl Grover.
10.4	Guaranty, dated December 13, 2018, executed by Siles Family Plantation Group, S.A.
10.5	Security Agreement, dated December 13, 2018, by and among Stephan Wallach, Michelle Wallach and Carl Grover.
10.6	Warrant Purchase Agreement, dated December 13, 2018, between Youngevity International, Inc. and Carl Grover.
10.7
Advisory Agreement, dated October 22, 2018 between Youngevity International, Inc. and Ascendant Alternative Strategies, LLC (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on October 29, 2018 (File No. 000-54900)

10.8
Form of Securities Purchase Agreement between Youngevity International, Inc. and Investor (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: December 18, 2018	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1
Certificate of Designation of Powers, Preferences and Rights of Series C Convertible Preferred Stock (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900).

4.1	Form of Warrant (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on September 7, 2018 (File No. 000-54900)
4.2	Warrant, dated December 13, 2018, issued to Carl Grover
4.3	Warrant, dated December 13, 2018, issued to Carl Grover
4.4	Warrant, dated December 13, 2018, issued to Ascendant Alternative Strategies, LLC
4.5	Form of Warrant Agreement (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900)
10.1
Form of Securities Purchase Agreement between Youngevity International, Inc. and Investor (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on September 7, 2018 (File No. 000-54900)

10.2	Credit Agreement, dated December 13, 2018, by and among CLR Roasters, LLC, Siles Family Plantation Group, S.A. and Carl Grover.
10.3	Security Agreement, dated December 13, 2018, by and among CLR Roasters, LLC, Siles Family Plantation Group, S.A. and Carl Grover.
10.4	Guaranty, dated December 13, 2018, executed by Siles Family Plantation Group, S.A.
10.5	Security Agreement, dated December 13, 2018, by and among Stephan Wallach, Michelle Wallach and Carl Grover.
10.6	Warrant Purchase Agreement, dated December 13, 2018, between Youngevity International, Inc. and Carl Grover.
10.7
Advisory Agreement, dated October 22, 2018 between Youngevity International, Inc. and Ascendant Alternative Strategies, LLC (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on October 29, 2018 (File No. 000-54900)

10.8
Form of Securities Purchase Agreement between Youngevity International, Inc. and Investor (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900)